Contingent liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Contingent liabilities
37. Contingent liabilities
37.1 Business combinations with APR and AdVita
The acquisition agreements for APR and AdVita provide for remaining contingent payment obligations in the aggregate maximum amounts of CHF 28 million and EUR 10 million (CHF 9.3 million), respectively, payable upon achievement of pre-agreed
objectives. As of December 31, 2023, a provision totaling CHF 6.2 million (2022: CHF 10.9 million) was recognized to account for the probability-weighted present value at the balance sheet date of these possible future payments. Refer to note 18 for further details.
37.2 Acquisition of
RLF-OD32
Pursuant to the agreement concluded with Meta Healthcare Ltd. for the acquisition of
RLF-OD32
in July 2022, Relief may issue additional payments of approximately TCHF 250 contingent on pre-specified
development milestones. Relief committed to pay Meta Healthcare Ltd. royalties on possible future net commercialization profit from
RLF-OD32
of a low double-digit percentage.
37.3 License agreement with Acer (note 7.2)
Pursuant to the license agreement concluded with Acer in August 2023, Relief shall pay Acer a variable, continuing royalty up to a maximum of 10% of potential future net sales of OLPRUVA
®
in Europe and 20% of any value received by Relief from sublicensing transactions relating to OLPRUVA
®
.
37.4 Settlement agreement with NRx Pharmaceuticals
Pursuant to the settlement and asset purchase agreements concluded with NRx Pharmaceuticals, Inc. (“NRx”) in November 2022, Relief committed to pay NRx up to USD 13 million (CHF 10.9 million) in aggregate as milestone payments upon marketing approval of an Aviptadil product. Additionally, Relief has agreed to pay single-digit percentage royalties on possible future sales of an Aviptadil product, up to a maximum of USD 30 million (CHF 25.2 million) in aggregate.